EX-99.906CERT

CERTIFICATION

Salvatore M. Capizzi, President, and Angela Lavelle, Treasurer of Illington Funds (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2005 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President

Treasurer

Illington Funds

Illington Funds

By /s/Salvatore M. Capizzi

By /s/Angela Lavelle

Salvatore M. Capizzi

Angela Lavelle

President

Treasurer

Date March 8, 2006

Date March 8, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Illington Funds and will be retained by Illington Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.